SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2004

                                       CW

                                  (Depositor)

        (Issuer in respect of Asset-Backed Securitiies, Series 2003-BC6)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                            Asset-Backed Securitiies
                                Series 2003-BC6

On January 25, 2004, The Bank of New York, as Trustee for CW, Asset-Backed Securitiies Series 2003-BC6, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2003, among CW as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, Asset-Backed Securitiies Series 2003-BC6 relating to the distribution date of January 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of December 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2004


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2004


                             Payment Date: 01/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset-Backed Securitiies, Series 2003-BC6
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A        258,330,000.00    1.440000%     6,111,028.12    289,329.60    6,400,357.72       0.00       0.00
                        2A         69,488,000.00    1.480000%       976,368.96     79,988.41    1,056,357.37       0.00       0.00
                        P                 100.00    0.000000%             0.00          0.00            0.00       0.00       0.00
                        C         401,000,000.00    0.000000%             0.00  1,713,096.99    1,713,096.99       0.00       0.00
Residual                AR                100.00    0.000000%           100.00          0.00          100.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         24,060,000.00    1.690000%             0.00     31,625.53       31,625.53       0.00       0.00
                        M2         20,050,000.00    2.290000%             0.00     35,711.28       35,711.28       0.00       0.00
                        M3          6,416,000.00    2.540000%             0.00     12,675.16       12,675.16       0.00       0.00
                        M4          6,416,000.00    2.890000%             0.00     14,421.74       14,421.74       0.00       0.00
                        M5          6,215,000.00    3.340000%             0.00     16,145.19       16,145.19       0.00       0.00
                        B           4,010,000.00    4.140000%             0.00     12,912.20       12,912.20       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        394,985,200.00     -            7,087,497.08  2,205,906.11    9,293,403.19     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A        252,218,971.88              0.00
                                2A         68,511,631.04              0.00
                                P                 100.00              0.00
                                C         393,912,604.42              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         24,060,000.00              0.00
                                M2         20,050,000.00              0.00
                                M3          6,416,000.00              0.00
                                M4          6,416,000.00              0.00
                                M5          6,215,000.00              0.00
                                B           4,010,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        387,897,702.92     -
--------------------------------------------------------------------------------

                             Payment Date: 01/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset-Backed Securitiies, Series 2003-BC6
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A    258,330,000.00     1.440000% 126671X68    23.655898      1.120000    976.344102
                           2A     69,488,000.00     1.480000% 126671W77    14.050900      1.151111    985.949100
                           P             100.00     0.000000% 126671X84     0.000000      0.000000  1,000.000000
                           C     401,000,000.00     0.000000% 126671X76     0.000000      4.272062    982.325697
Residual                   AR            100.00     0.000000% 126671X92   1,000.000000    0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     24,060,000.00     1.690000% 126671W85     0.000000      1.314444  1,000.000000
                           M2     20,050,000.00     2.290000% 126671W93     0.000000      1.781111  1,000.000000
                           M3      6,416,000.00     2.540000% 126671X27     0.000000      1.975556  1,000.000000
                           M4      6,416,000.00     2.890000% 126671X35     0.000000      2.247778  1,000.000000
                           M5      6,215,000.00     3.340000% 126671X43     0.000000      2.597778  1,000.000000
                           B       4,010,000.00     4.140000% 126671X50     0.000000      3.220000  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     394,985,200.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                   Asset-Backed Securitiies, Series 2003-BC6
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       309,887,558.23    84,025,046.19   393,912,604.42
Loan count                   2118              280             2398
Avg loan rate           7.182774%        6.840488%             7.11
Prepay amount        5,831,833.43       905,132.39     6,736,965.82

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees       126,215.52        35,417.26       161,632.78
Sub servicer fees            0.00             0.00             0.00
Trustee fees             2,369.99           637.51         3,007.50


Agg advances                  N/A              N/A              N/A
Adv this period         54,052.81         2,105.75        56,158.56

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                6,319,973.71     1,700,028.30     8,020,002.01
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           82.995059%           100.000000%            327,818,200.00
   -----------------------------------------------------------------------------
   Junior           17.004941%             0.000000%             67,167,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          47                 7,693,321.59
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                47                 7,693,321.59
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            9,293,403.19          9,293,403.19
Principal remittance amount            7,087,497.08          7,087,497.08
Interest remittance amount             2,205,906.11          2,205,906.11